UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                August 21, 2006

NEW YORK HEALTH CARE, INC.

   (Exact Name of Registrant as Specified in Its Charter)

New York	1-12451	11-2636089
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

1850 McDonald Avenue, Brooklyn, New York	11223

(Address of Principal Executive Offices)	(Zip Code)

(212) 679-7778

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1- Registrant’s Business and Operations

Item 1.02 Termination of a Material Definitive Agreement

On August 21, 2006, the Registrant’s Board of Directors unilaterally rescinded the settlement agreement (the “Emerald Settlement Agreement”) with Emerald Asset Management, Inc. and Yitz Grossman dated March 6, 2006 and as amended on April 17, 2006. The settlement agreement was previously disclosed in the Registrant’s 8-K filed with the Commission on March 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK HEALTH CARE, INC.
(Registrant)

Date: August 22, 2006	By:	/s/ Dennis M. O’Donnell
Dennis M. O'Donnell, Chief Executive Officer